Income Tax	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Tax

7. Income Tax

Pretax earnings (loss) were generated by both domestic and foreign operations as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
United States	$(34,021)	$(47,712)	$(57,096)
Foreign	(494)	(495)	(808)
	$(34,515)	$(48,207)	$(57,904)

A reconciliation of the expected statutory federal income tax provision to the actual income tax provision is summarized as follows (in thousands):

	Years Ended December 31, (1)
	2018	2017	2016
Expected income taxes benefit at federal statutory rate	$(7,248)	$(16,390)	$(19,687)
State income taxes, net of federal benefit	(14)	(13)	—
Permanent items and other	770	1,311	675
Research credits	(1,222)	(2,286)	(6,800)
Unrecognized tax benefits	489	914	2,720
Foreign rate differential	22	87	141
Change in tax rate	(11)	(25)	—
Tax cuts and Jobs Act	—	27,933	—
Change in valuation allowance	7,214	(11,531)	22,902
Income tax (benefit) expense	$—	$—	$(49)
(1)	For the years ended December 31, 2017 and 2016, the statutory tax rate was 34%. For the year ended December 31, 2018, as a result of the TJCA, the statutory tax rate was decreased to 21%.

The TJCA was enacted on December 22, 2017. The TJCA reduces the US federal corporate tax rate from 35 percent to 21 percent, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred, and creates new taxes on certain foreign sourced earnings. At December 31, 2017, we made a reasonable estimate of the effects on their existing deferred tax balances. At December 31, 2017, we recognized a provisional amount of $27.9 million, which was included as a component of income tax expense from continuing operations offset with valuation allowances.  As of December 31, 2018, we had completed our assessment of the impact of the TCJA and has reflected the impact in the current year.

Deferred income taxes are provided for temporary differences in recognizing certain income and expense items for financial and tax reporting purposes. The deferred tax assets consisted primarily of the income tax benefits from net operating loss (NOLs) carryforwards, research and development credits and capitalized research and development expenses, along with other accruals and reserves. Valuation allowances of $66.9 million and $59.7 million as of December 31, 2018 and 2017, respectively, have been recorded to offset deferred tax assets as realization of such assets does not meet the more-likely-than-not threshold under ASC 740, Accounting for Income Taxes.

Significant components of our deferred tax assets are summarized as follows (in thousands):

	December 31,
	2018	2017
Net operating loss carryforwards	$32,997	$27,226
Capitalized research and development expenses	17,279	16,218
Research credits and other state credits	11,962	11,229
Intangible assets	2,024	2,210
Reserve and accruals	2,667	2,843
Valuation allowance	(66,929)	(59,726)
Net deferred tax assets	$—	$—

As of December 31, 2018, we had federal net operating loss carryforwards of approximately $139.5 million, with $27.0 million of net operating losses generated after December 31, 2017 carrying forward indefinitely and $112.5 million of net operating losses that will begin to expire in 2025. We had state net operating loss carryforwards of approximately $148.2 million, and foreign net operating loss carryforwards of $7.5 million. The state net operating losses will begin to expire in 2021. The foreign net operating losses carry over indefinitely.

As of December 31, 2018, we had federal and state research and development credit carryforwards of approximately $4.4 million and $3.8 million, respectively, which begin to expire in 2026 for federal purposes and carry over indefinitely for state purposes. We had $12.5 million of federal Orphan Drug Credits as of December 31, 2018, which will begin to expire in 2035.

Utilization of the domestic NOLs and research and development credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 and 383 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOLs and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. Since the Company’s formation, we raised capital through the issuance of capital stock on several occasions which on its own or combined with the purchasing stockholders’ subsequent disposition of those shares, has resulted in such an ownership change, and could result in an ownership change in the future.

Upon the occurrence of an ownership change under Section 382 as outlined above, utilization of the NOLs and research and development credit carryforwards become subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of our stock at the time of the ownership change by the applicable long-term, tax-exempt rate, which could be subject to additional adjustments. Any limitation may result in expiration of a portion of the NOLs or research and development credit carryforwards before utilization. We completed analyses through December 31, 2017, and are in the process of analyzing the impact to our NOLs and research and development tax credit carryforwards. During 2018, we decided to postpone completing another Section 382 study until we start utilizing our NOLs. Due to the existence of the valuation allowance, any impact to the NOLs and research and development tax credit carryforwards from Section 382 analysis will be offset by a corresponding adjustment to valuation allowance, resulting in no tax provision impact. Ownership changes that may have occurred subsequent to December 31, 2017, and future ownership changes, including any ownership change resulting from this offering, may further limit our ability to utilize its remaining tax attributes.

We recognize a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold to be recognized.

Our practice is to recognize interest and penalties related to income tax matters in income tax expense. We had no accrual for interest and penalties on our balance sheet and had not recognized interest or penalties in the consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016.

Due to the existence of the valuation allowance, future changes in unrecognized tax benefits will not impact our effective tax rate.

Uncertain tax positions are evaluated based upon the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustments may result, for example, upon resolution of an issue with the taxing authorities, or expiration of a statute of limitations barring an assessment for an issue.

We are subject to taxation in the United States, Hong Kong and state jurisdictions. Our tax years from inception are subject to examination by the United States, Hong Kong and California authorities due to the carry forward of unutilized NOLs and research and development credits.

The activity related to our unrecognized tax benefits is summarized as follows (in thousands):

	December 31,
	2018	2017	2016
Balance as of beginning of year	$16,558	$13,000	$5,033
Increase (decrease) related to prior year tax positions	2	(189)	1,890
Increase related to current year tax positions	3,083	3,747	6,077
Balance as of end of year	$19,643	$16,558	$13,000

We do not anticipate that the amount of unrecognized tax benefits as of December 31, 2018 will change within the next twelve months.